FIRST AMENDMENT TO
PLACEMENT AGENT AGREEMENT

This FIRST AMENDMENT to the PLACEMENT AGENT AGREEMENT, dated effective as of November 22, 2006 (the "AMENDMENT"), is made by and among OMNIRELIANT CORP., a Florida corporation ("OMNI"), MIDTOWN PARTNERS & CO., LLC, a Florida limited liability company (the "PLACEMENT AGENT"), and WILLOWTREE ADVISOR, INC., a Nevada corporation ("WLLW").

BACKGROUND INFORMATION

OMNI and Placement Agent entered into a Placement Agent Agreement on October 18, 2006 (the "PLACEMENT AGENT AGREEMENT"). The parties have agreed to modify the provisions of the Placement Agent Agreement to the extent set forth herein. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Placement Agent Agreement.

OPERATIVE PROVISIONS

1. Amendment to the Preamble. The Preamble of the Placement Agent Agreement is amended to include WLLW, and the amended Preamble shall read as follows:

"This agreement (the "Agreement"), made as of this 18th day of October, 2006, by and among OMNIRELIANT CORP., a Florida corporation and Willowtree Advisor, Inc., a Nevada corporation maintaining an address at 4902 Eisenhower Blvd., Suite 185, Tampa, Florida 33634 (together, the "Company"); and MIDTOWN PARTNERS & CO., LLC, a Florida limited liability company maintaining an address at 4902 Eisenhower Blvd., Tampa, Florida 33634 (the "Placement Agent" or "Midtown" or "Midtown Partners"), confirms the understanding and agreement between the Company and the Placement Agent as follows:"

2. Amendment to Section VIII(a)(2), Sentence Eight. Section VIII(a)(2) is amended by deleting the present form of Sentence Eight in its entirety and by substituting, in lieu thereof, the following:

"The Warrants shall also include piggyback registration rights."

4. Ratification of Placement Agent Agreement. The terms and conditions of the Placement Agent Agreement that have not been modified by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of this 22nd day of November, 2006.

OMNIRELIANT CORP.

/s/ Chris Phillips
Chris Phillips, Chief Executive Officer

WILLOWTREE ADVISOR, INC.

/s/ Chris Phillips
Chris Phillips, Chief Executive Officer

MIDTOWN PARTNERS & CO., LLC

/s/ Bruce Jordan
Bruce Jordan, President

[Signature Page to First Amendment to Placement Agent Agreement]